Income Taxes	6 Months Ended
Jun. 30, 2025
Income Taxes
Income Taxes

7.  Income Taxes

The Company’s effective income tax rate for the six months ended June 30, 2025 and 2024 was 0.0% and (0.6)%, respectively. The Company evaluates its effective income tax rate at each interim period and adjust it as facts and circumstances warrant. The difference between income taxes computed at the Japanese statutory rate and reported income taxes for the six months ended June 30, 2025 and 2024 was primarily related to the impact of the valuation allowance and inhabitant tax-per capita.

At June 30, 2025 and December 31, 2024, current unrecognized tax benefit is not material in amount. The Company is not expecting the amount of unrecognized tax benefits to materially change within the next 12 months after June 30, 2025.